UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2005

Commission File Number 1-6227

LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

    Delaware                                 42-0823980
            (State of Incorporation)    (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the current report on Form 8-K filed on June 9, 2005 to include Item 9.01(a) Financial Statements of the Businesses Acquired and Item 9.01(b) Pro Forma Financial Information.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

(i)

The audited consolidated statements of financial position of Pulitzer Inc. (“Pulitzer”) and its subsidiaries as of December 26, 2004 and December 28, 2003 and the related audited consolidated statements of income, stockholders’ equity and comprehensive income, and cash flows (including the restatement of the consolidated statements of cash flows for the years ended December 28, 2003 and December 29, 2002) for each of the three fiscal years in the period ended December 26, 2004 and notes thereto (incorporated by reference to pages 36 through 77 of Pulitzer’s Annual Report on Form 10-K for the year ended December 26, 2004 (File No. 1-14541)); and

(ii)

The unaudited condensed consolidated statements of financial position of Pulitzer and its subsidiaries as of March 27, 2005 and December 26, 2004 and the related condensed consolidated statements of income and cash flows for the three-month periods ended March 27, 2005 and March 28, 2004 and notes thereto (incorporated by reference to pages 2 through 11 of Pulitzer’s Quarterly Report on Form 10-Q for the period ended March 27, 2005 (File No. 1-14541)).

(b)     Pro Forma Financial Information.

Attached as Exhibit 99.3 are the unaudited Pro Forma Condensed Consolidated Financial Statements and related notes, which include:

(i)

the Pro Forma Condensed Consolidated Statements of Income of the Registrant and Pulitzer for the year ended September 30, 2004 and for the six-month period ended March 31, 2005, adjusted for the pro forma effects of the acquisition of Pulitzer; and

(ii)	the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005, which gives effect to the acquisition of Pulitzer as if it had occurred on March 31, 2005.

(c)      Exhibits.

23.1    Consent of Deloitte & Touche LLP.

99.1	The audited consolidated statements of financial position of Pulitzer Inc. and its subsidiaries as of December 26, 2004 and December 28, 2003 and the related audited consolidated statements of income, stockholders’ equity and comprehensive income, and cash flows for each of the three fiscal years in the period ended December 26, 2004 and notes thereto (incorporated by reference to pages 36 through 77 of Pulitzer’s Annual Report on Form 10-K for the year ended December 26, 2004 (File No. 1-14541)).

2

99.2	The unaudited condensed consolidated statements of financial position of Pulitzer and its subsidiaries as of March 27, 2005 and December 26, 2004 and the related condensed consolidated statements of income and cash flows for the three-month periods ended March 27, 2005 and March 28, 2004 and notes thereto (incorporated by reference to pages 2 through 11 of Pulitzer’s Quarterly Report on Form 10-Q for the period ended March 27, 2005 (File No. 1-14541)).

99.3	Lee Enterprises, Incorporated Pro Forma Condensed Consolidated Financial Statements (unaudited) and related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: June 20, 2005	/s/Carl G. Schmidt
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

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INDEX TO EXHIBITS

Exhibit No.     Description

23.1	Consent of Deloitte & Touche LLP.

99.1	The audited consolidated statements of financial position of Pulitzer Inc. and its subsidiaries as of December 26, 2004 and December 28, 2003 and the related audited consolidated statements of income, stockholders’ equity and comprehensive income, and cash flows for each of the three fiscal years in the period ended December 26, 2004 and notes thereto (incorporated by reference to pages 36 through 77 of Pulitzer’s Annual Report on Form 10-K for the year ended December 26, 2004 (File No. 1-14541)).

99.2	The unaudited condensed consolidated statements of financial position of Pulitzer and its subsidiaries as of March 27, 2005 and December 26, 2004 and the related condensed consolidated statements of income and cash flows for the three-month periods ended March 27, 2005 and March 28, 2004 and notes thereto (incorporated by reference to pages 2 through 11 of Pulitzer’s Quarterly Report on Form 10-Q for the period ended March 27, 2005 (File No. 1-14541)).

99.3	Lee Enterprises, Incorporated Pro Forma Condensed Consolidated Financial Statements (unaudited) and related notes.

4

Exhibit 23.1 - Consent of Deloitte & Touche LLP

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 33-467078, 333-6435, 333-105219, and 33-125833 of Lee Enterprises, Incorporated ("Lee") on Form S-8 of our reports dated March 14, 2005, relating to the consolidated financial statements and financial statement schedule of Pulitzer Inc. (the "Company") (which report on the consolidated financial statements includes explanatory paragraphs referring to the entering of an Agreement and Plan of Merger between the Company and Lee, effective January 29, 2005 and the restatement of the consolidated statements of cash flows for the years ended December 28, 2003 and December 29, 2002) and of our report on internal control over financial reporting (which report expresses an adverse opinion on the effectiveness of the Company's internal control over financial reporting because of a material weakness), appearing in the Annual Report on Form 10-K of Pulitzer Inc. for the year ended December 26, 2004.

/s/Deloitte & Touche LLP

St. Louis, Missouri
June 20, 2005

Exhibit 99.3

Lee Enterprises, Incorporated

Pro Forma Condensed Consolidated Financial Statements

On June 3, 2005, the Company and LP Acquisition Corp., an indirect wholly-owned subsidiary (the Purchaser), consummated an Agreement and Plan of Merger (the Merger Agreement) with Pulitzer Inc. (Pulitzer), which was originally entered into in January 2005. The Merger Agreement provided for the Purchaser to be merged with and into Pulitzer (the Merger), with Pulitzer as the surviving corporation. Each share of Pulitzer’s Common Stock and Class B Common Stock outstanding immediately prior to the consummation of the Merger was converted into the right to receive from the Company or the surviving corporation in cash, without interest, an amount equal to $64 per share. The total enterprise value of the transaction, including assumption of $306,000,000 of existing debt of Pulitzer, is approximately $1.42 billion. Pulitzer publishes fourteen daily newspapers, including the St. Louis Post-Dispatch, and approximately 100 weekly newspapers and specialty publications.

Consummation of the Merger was subject to customary conditions, including the adoption of the Merger Agreement by the required vote of Pulitzer’s stockholders, which occurred on June 3, 2005.

The Merger effected a change of control of Pulitzer. At the effective time of the Merger and as a result of the Merger, Pulitzer became an indirect wholly-owned subsidiary of the Company, the directors of the Purchaser became the directors of the surviving corporation, and the officers of the Purchaser became the officers of the surviving corporation.

As previously disclosed in a current report on Form 8-K filed on June 9, 2005, the Company entered into a credit agreement on June 3, 2005 (the “Credit Agreement”) with a syndicate of financial institutions, including Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., SunTrust Bank and SunTrust Capital Markets, Inc. The Credit Agreement provides, on the terms and conditions provided therein, an aggregate of $1.55 billion of bank senior secured financing, substantially all of the proceeds of which were used to fund the Merger and refinance existing debt. The credit facilities under the Credit Agreement are comprised of a $450,000,000 Revolving Loan for a term of seven years, an $800,000,000 Term Loan A for a term of seven years and a $300,000,000 Term Loan B for a term of eight years. Interest rates float based on LIBOR and, in the case of the Revolving Loan and Term Loan A, based on the Company’s leverage ratio, as defined in the Credit Agreement. The Credit Agreement also contains other customary terms and covenants. Each 0.1% change in LIBOR would result in a change in income from continuing income operations before income taxes of $100,000 for each $100,000,000 of floating rate debt outstanding and repriced.

As a result of the Merger, the Company refinanced the $102,000,000 remaining balance under its 1998 Note Purchase Agreement, which resulted in a make-whole payment related to prepayment of the Notes of $10,242,000, before income tax benefit. The Company also refinanced the $52,000,000 balance under its existing revolving credit facility.

The following Pro Forma Condensed Consolidated Financial Statements, which are unaudited, have been prepared to give effect to the Merger. The acquisition of Pulitzer will be accounted for under the purchase method of accounting in accordance with FASB Statement 141, Business Combinations. Under the purchase method of accounting, the purchase price is allocated to the identifiable tangible and intangible assets acquired and liabilities assumed based on their estimated fair values with the remainder allocated to goodwill.

The estimated fair values contained herein are preliminary in nature, and may not be indicative of the final purchase price allocation, which will be based on an assessment of fair value to be performed by an independent appraiser. Such preliminary estimates of fair values of the assets and liabilities of Pulitzer have been consolidated with the recorded values of the assets and liabilities of the Company and Pulitzer in the Pro Forma Condensed Consolidated Financial Statements. Since the purchase accounting information is preliminary, it has been prepared solely for the purpose of developing such pro forma financial information. FASB Statement 142, Goodwill and Other Intangible Assets, provides that goodwill resulting from a business combination will not be amortized but instead is required to be tested for impairment at least annually.

The Pro Forma Condensed Consolidated Statements of Income reflect the results of operations of the Company and Pulitzer for the year ended September 30, 2004 and for the six-month period ended March 31, 2005 adjusted for the pro forma effects of the Merger, as if such transaction had occurred at the beginning of each period presented. The Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005 gives effect to the Merger as if the acquisition had occurred on March 31, 2005.

The Pro Forma Condensed Consolidated Statements of Income assume the purchase price of Pulitzer is as defined in the Merger Agreement, in spite of differences in Pulitzer’s financial performance and financial condition as of the beginning of the periods presented, which would have likely influenced the purchase price. The Pro Forma Condensed Consolidated Statements of Income also assume that adequate financing to fund the Merger would have been available at interest rates consistent with those contained in the Commitment Letter.

No other acquisitions or divestitures have been included in the Pro Forma Condensed Consolidated Financial Statements as their impact is not material.

In April 2005, the Company executed interest rate swaps in the notional amount of $350,000,000 with a forward starting date of November 30, 2005. The interest rate swaps have terms of 2 to 5 years, carry interest rates from 4.2% to 4.4% (plus the applicable LIBOR margin) and serve to fix the Company’s interest rate on debt in the amounts, and for the time periods of, such instruments. Significant differences in interest rates existed prior to, and during the periods included in the Pro Forma Condensed Consolidated Statements of Income, compared to the interest rate environment in which the interest rate swaps noted above were executed.  Accordingly, no such instruments have been assumed to have been executed for purposes of the Pro Forma Condensed Consolidated Financial Statements.

Because of the size and complexity of the acquisition, the Company has not yet completed the required determination of fair value of the assets and liabilities of Pulitzer and related allocation of the purchase price. A significant portion of the total purchase price will be allocated between goodwill, which is not subject to amortization. Accordingly, the final determination of value could result in a significant increase or decrease in amortization expense in future periods from the amounts estimated for the periods presented and reported results overall. For example, the Company would record additional amortization expense of $435,000 annually for every $10,000,000 of value allocated to identifiable intangible assets, assuming a twenty-three year useful life, compared to no amortization expense being recorded if such value is allocated to goodwill or an indefinite lived intangible asset. Any changes from amounts previously estimated would not impact the Company’s cash flow.

The Pro Forma Condensed Consolidated Financial Statements are presented for illustrative purposes only and are not necessarily indicative of the condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized had the Company and Pulitzer been a consolidated company during the specified periods. The Pro Forma Condensed Consolidated Balance Sheet and Pro Forma Condensed Consolidated Statements of Income should be read in conjunction with the Notes included herein and with the historical financial statements and notes thereto of the Company and Pulitzer.

Lee Enterprises, Incorporated
Pro Forma Condensed Consolidated Statements of Income
Year Ended September 30, 2004

	Lee		Pro Forma
	Enterprises	Pulitzer	Adjustments		Consolidated
Revenue	$683,324	$439,586			$1,122,910
Operating expenses	545,110	369,230	$ 34,209	(1)	948,549
Equity in earnings of associated companies:
Madison Newspapers, Inc.	8,523				8,523
TNI Partners		16,697			16,697
Other	(183)				(183)

Operating income	146,554	87,053	(34,209)		199,398

Financial income	1,066	4,476	(3,500)	(2)	2,042
Financial expense	(12,665)	(19,392)	(46,736)	(3)	(78,793)
Other, net	(294)	(132)			(426)

Income from continuing operations before
income taxes	134,661	72,005	(84,445)		122,221
Income tax expense	48,192	25,753	(31,245)	(4)	42,700
Minority interest		1,486			1,486

Income from continuing operations	$86,469	$44,766	$ (53,200)		$78,035

Basic average common shares	44,792				44,792
Basic earnings per common share	$1.93				$1.74
Diluted average common shares	45,092				45,092
Diluted earnings per common share	$1.92				$1.73

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

Lee Enterprises, Incorporated
Pro Forma Condensed Consolidated Statements of Income
Six Months Ended March 31, 2005

	Lee		Pro Forma
	Enterprises	Pulitzer	Adjustments		Consolidated
Revenue	$352,779	$224,280			$577,059
Operating expenses	279,681	192,231	$ 16,536	(1)	488,448
Equity in earnings of associated companies:
Madison Newspapers, Inc.	4,261				4,261
TNI Partners		10,282			10,282
Other	(381)				(381)

Operating income	76,978	42,331	(16,536)		102,773

Financial income	467	3,355	(2,622)	(2)	1,200
Financial expense	(5,586)	(10,755)	(27,127)	(3)	(43,468)
Other, net	(65)	(211)			(276)

Income from continuing operations before
income taxes	71,794	34,720	(46,285)		60,229
Income tax expense	26,719	13,229	(17,125)	(4)	22,823
Minority interest		822			822

Income from continuing operations	$45,075	$20,669	$ (29,160)		$36,584

Basic average common shares	45,057				45,057
Basic earnings per common share	$1.00				$0.81
Diluted average common shares	45,279				45,279
Diluted earnings per common share	$1.00				$0.81

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

Lee Enterprises, Incorporated
Pro Forma Condensed Consolidated Balance Sheet
March 31, 2005

	Lee		Pro Forma
	Enterprises	Pulitzer	Adjustments		Consolidated
Current assets:
Cash, equivalents and temporary cash investments	$1,168	$110,297	$ (104,523)	(1)	$6,942
Marketable securities		121,122	(121,122)	(1)
Accounts receivable, net	62,798	52,520			115,318
Inventories	9,852	9,950			19,802
Other	9,763	15,019			24,782

Total current assets	83,581	308,908	(225,645)		166,844

Investments & other	35,548	54,752	17,417	(2)	81,184
			(22,333)	(3)
			(4,200)	(4)
Property and equipment, net	196,446	107,872			304,318
Restricted cash	-	73,560			73,560
Goodwill	623,778	821,782	105,133	(5)	1,550,693
Other intangible assets	445,430	33,214	916,053	(5)	1,394,697

Total assets	$1,384,783	$1,400,088	$ 786,425		$3,571,296

Current liabilities:
Current maturities of long-term debt	$12,400	$-	$ (12,400)	(6)	$-
Other	88,849	52,423			141,272

Total current liabilities	101,249	52,423	(12,400)		141,272

Long-term debt, less current maturities	152,600	306,000	1,322,202	(6)	1,815,900
			35,098	(7)
Other long-term liabilities	220,609	133,376	338,546	(8)	710,667
			18,136	(3)
Stockholders' equity	910,325	908,289	(908,289)	(9)	903,457
			(6,868)	(10)

Total liabilities and stockholders' equity	$1,384,783	$1,400,088	$ 786,425		$3,571,296

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

Lee Enterprises, Incorporated

Notes to Pro Forma Condensed Consolidated Financial Statements

The unaudited Pro Forma Condensed Consolidated Financial Statements reflect a preliminary purchase price of $1.47 billion as shown below (in thousands):

Estimated value of the purchase of common stock and class B common
stock of $64 per share	$1,398,453
Estimated value of common stock underlying options	42,476
Estimated value of restricted stock units	9,471
Estimated transaction costs	20,497
Estimated purchase price	$1,470,897

The Pro Forma Condensed Consolidated Statements of Income and Pro Forma Condensed Consolidated Balance Sheet reflect the acquisition of Pulitzer under the purchase method of accounting. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and the liabilities assumed based on their estimated fair value. The preliminary fair value of the assets acquired and liabilities assumed have been consolidated with the recorded value of the assets and liabilities of the Company in the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005.

The preliminary purchase price allocation for Pulitzer as of March 31, 2005 is as follows (in thousands):

Current assets	$269,039
Tangible non-current assets	209,651
Goodwill	926,915
Other intangible assets	949,267

Total assets acquired	2,354,872

Current liabilities	52,423
Long-term debt	341,098
Other long-term liabilities	490,454

Estimated purchase price	$1,470,897

Non-recurring transition costs have been excluded from the Pro Forma Condensed Consolidated Statements of Income.

Adjustments to the Pro Forma Condensed Consolidated Statements of Income consist of the following (in thousands):

	Year Ended	Six Months Ended
	September 30, 2004	March 31, 2005
(1) Increase amortization expense for identified intangible assets
related to the Merger	34,209	16,536
(2) Reduce financial income for cash equivalents and marketable securities liquidated to retire existing debt of the Company and
fund expenses related to the Merger.	(3,500)	(2,622)

(3) Increase financial expense for amounts borrowed to fund the
Merger.	(46,736)	(27,127)
(4) Income tax benefit related to pro forma adjustments based on
effective rate of 37%.	(31,245)	(17,125)

Adjustments to the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005 consist of the following (in thousands):

March 31, 2005
(1) Decrease cash equivalents and marketable securities liquidated to fund expenses related to the Merger and retire existing debt of the Company.
Cash equivalents	(104,523)
Marketable securities	(121,122)

(2) Record financing fees related to new debt of the Company, net of existing
financing fees.	17,417

(3) Record fair value of pension, post retirement and other post employment benefits.
Prepaid pension asset	(22,333)

Accrued pension liability	4,658
Post retirement and post employment liability	13,478
18,136

(4) Eliminate cash value of life insurance distributed to Pulitzer key employees and directors.	(4,200)

(5) Increase intangible assets related to the Merger.
Goodwill	105,133
Other intangible assets	916,053

(6) Increase long-term debt related to the Merger, net of repayment of existing long-term debt.
Increase long-term debt to fund the Merger	1,474,802
Retire existing long-term debt of the Company	(152,600)
1,322,202

Retire current maturities of existing long-term debt of the Company	(12,400)

(7) Record fair value of long-term debt assumed in the Merger.
35,098
(8) Increase deferred income taxes associated with the Merger primarily
related to identified intangible assets.	338,546

(9) Elimination of Pulitzer stockholders' equity.	(908,289)

(10) Record retained earnings impact of certain adjustments related to the Merger.
Make-whole payment related to early extinguishment of long-term debt of the
Company, net of income tax benefit.	(6,161)
Remove existing financing fees of the Company, net of tax	(620)
(6,868)